UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  March 24, 2008
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                    EXCELLENCY INVESTMENT REALTY TRUST, INC.
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               (Exact Name of Registrant as Specified in Charter)

          Maryland                  000-50675                   73-0731559
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(State or Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File Number)             Identification No.)

                           245 Park Avenue, 39th Floor
                               New York, NY 10167
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code:   (212) 792-4040
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.02.    Termination of Material Definitive Agreement

     Effective as of October 8, 2007, we entered into an engagement agreement ("Agreement") with ANG Group, Inc. ("ANG"), pursuant to which, in consideration for a monthly fee of $4,000, ANG was to provide us with certain services (the "Services"), including making available to us Daniel Norensberg (or another individual acceptable to us in our sole discretion) to serve as our Chief Financial Officer.

     We believe that, between October 8, 2007 and February 29, 2008, Mr. Norensberg did not adequately provide the Services. Further, despite numerous attempts to contact Mr. Norensberg, we have not heard from him since approximately March 1, 2008. In addition, ANG did not provide us with any potential candidates to replace Mr. Norensberg. This has caused us material hardship in connection with, among other things, (a) our ability to prepare and timely file our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007, and (b) our ability to timely evaluate and report on the effectiveness of our disclosure controls and procedures in accordance with Section 404 of the Sarbanes Oxley Act of 2002. As a result, as further described in Item 5.02 below, we replaced Mr. Norensberg with Carlos D. Carrillo as of March 24, 2008, and have terminated the Agreement, effective as of such date.

     For additional information, reference is made to the Agreement, which is incorporated herein by reference to Exhibit 10.3 of our Current Report on Form 8-K dated October 18, 2007.


Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
           Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Termination of Daniel Norensberg as Chief Financial Officer

     Effective as of March 24, 2008, Daniel Norensberg was removed as our Chief Financial Officer.

Appointment of Carlos D. Carrillo as Chief Financial Officer

     Carlos D. Carrillo was named as our new Chief Financial Officer, replacing Daniel Norensberg, effective as of March 24, 2008. There is no arrangement or understanding between Mr. Carrillo and any other person pursuant to which he was selected as our Chief Financial Officer. There is no family relationship between Mr. Carrillo and any of our other directors or officers. Mr. Carrillo is not a party to any transaction with us in which the amount involved exceeds $120,000.

     Mr. Carrillo, 41, has been a shareholder of Carrillo CPA PC since September 25, 2005, where he provides general accounting services to various companies. Prior to founding Carrillo CPA PC, Mr. Carrillo served as an accountant with the firm of Marden, Harrison & Kreuter CPAs in White Plains, NY, commencing in 2000. Mr. Carrillo, a licensed CPA, received a BBA from Iona College, located in New Rochelle, NY in 1993.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    EXCELLENCY INVESTMENT REALTY TRUST, INC.
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                                                  (Registrant)



Date:  May 28, 2008                 By:   /s/ David Mladen
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                                          David Mladen
                                          President and Chief Executive Officer









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